SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                            OCTOBER 26, 2001
                            ----------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


          COLORADO               0-16196                 06-1168423
          --------               -------                 ----------
(State or Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation        File Number)         Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On October 26, 2001, Host America Corporation (the "Registrant" or "Host") entered into a Merger Agreement (the "Agreement") with Host Merger Corporation ("HMC") and Selectforce, Inc. ("Select"). Pursuant to the Agreement and subject to shareholder approval, Select will merge with HMC, a wholly-owned subsidiary of Host organized for the purposes of the merger. HMC, as the surviving corporation, will remain a wholly-owned subsidiary of Host and will change its name to Select. Select shareholders will receive, in the aggregate, 700,000 shares of Host's "restricted" common stock in exchange for their Select common stock. Select is a regional employment screening company with operations in Oklahoma, Texas, Missouri, Kansas and Arkansas.

          The Agreement contains numerous representations, warranties and covenants by the parties. A complete description of all warranties, representations and covenants is set forth in the Agreement included as an Exhibit to this Report.

          The Agreement also provides that Host will enter into a Non-Competition, Non-Solicitation and Employment Agreement (the "Employment Agreement") with Tammi Didlot, the President of Select. Pursuant to the Employment Agreement, Ms. Didlot will be employed for a term of three (3) years as the President of Select. According to the terms of the Employment Agreement, Ms. Didlot will not compete with Select's business for a period of three (3) years from the date of the Employment Agreement or for one (1) year from the termination of her employment, whichever is longer. Also, the Agreement provides that Ms. Didlot will be nominated and appointed as a Director of Host.

          Pursuant to the Agreement, Host will also enter into a Non-Competition, Confidentiality and Non-Solicitation Agreement (the "Non-Competition Agreement") with Roger

          Lockhart, the pre-merger Director of Select. The Non-Competition Agreement provides that Mr. Lockhart will maintain the confidentiality of Select's secrets and will not compete for one
          (1) year from the date of the Non-Competition Agreement.

          The Agreement is subject to shareholder approval and the filing of a definitive proxy statement with the Securities and Exchange Commission in connection with the Annual Meeting of Shareholders. The transaction is expected to be completed and the closing to occur in the second quarter of Host's fiscal year.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Not Required

          (b)  Not Required

          (c)  Exhibits:

               10.34     Merger Agreement dated October 26, 2001.

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOST AMERICA CORPORATION


Dated: November 1, 2001                 By: /s/ David J. Murphy
                                           ---------------------------
                                           David J. Murphy
                                           Chief Financial Officer



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